EXHIBIT 23.1

                {LETTERHEAD OF SILVER, FREEDMAN & TAFF, L.L.P.]


                               CONSENT OF COUNSEL




         We consent to the use of our opinion, to the incorporation by reference of such opinion as an exhibit to the Form SB-2 and to the reference to our firm under the headings "Community Bank's Conversion - Effects of the Conversion -- Tax Effects of the Conversion", and "Legal and Tax Opinions" in the Prospectus and proxy statement included in this Form SB-2. In giving this consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.





                                      SILVER, FREEDMAN & TAFF, L.L.P.




Washington, D.C.
June 15, 2000

                                                                    EXHIBIT 23.2

                [LETTERHEAD OF PADGETT, STRATEMANN & CO., L.L.P.]


                         INDEPENDENT AUDITORS' CONSENT




Community Bank of Central Texas, ssb
Smithville, Texas


We consent to the use in this Registration Statement on Form SB-2 for CBCT Bancshares, Inc., of our report of Community Bank of Central Texas, ssb, dated January 13, 2000, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading of "Experts" in such Prospectus.


/s/ Padgett, Stratemann & Co.


San Antonio, Texas
June 15, 2000

                                                                    EXHIBIT 23.3

                    [SEIDEL SCHROEDER & COMPANY LETTERHEAD]


                         INDEPENDENT AUDITORS' CONSENT





June 12, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549


          Re:  CBCT Bancshares, Inc. (the "Registrant")

               File No.  333-33102

Dear Sir or Madam:

This will confirm that we have reviewed the statements made by the Registrant in the above-referenced filing regarding the termination of our relationship with the Registrant, and we agree with these statements.

                                             Sincerely,

                                             /s/ Seidel, Schroeder & Company

                                              Seidel, Schroeder & Company